UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2004

UNITED PANAM FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	000-24051	94-3211687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Westerly Place, Suite 200 Newport Beach, CA	92260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 224-1917

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Section 3 – Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

United PanAm Financial Corp. (the “Company” or “UPFC”) issued a press release dated August 26, 2004, which is attached hereto as Exhibit 99.1. The press release discusses the Company’s previous announcements that the Company has delayed the filing of its quarterly report for the quarter ended June 30, 2004 because, based upon a review of historical loss data from 1996 forward, utilizing the revised methodology adopted by the Company for determining the adequacy of the Company’s allowance for loan losses and the related provisions for loan losses, management, in consultation with the Company’s auditor, has determined that additional provisions for losses will be required for the year ending December 31, 2002. The Company utilized the revised methodology as part of its ongoing review of internal controls over financial reporting. As a result, the Company intends to restate its financial statements for the years ended December 31, 2002 and 2003 and subsequent interim periods to reflect such additional provisions. The Company expects to file revised financial statements and file the quarterly report for the period ended June 30, 2004 by September 3, 2004.

As a result of the delayed filing of the quarterly report, UPFC received a Nasdaq Staff Determination on August 26, 2004 indicating that UPFC has failed to supply The Nasdaq Stock Market with UPFC’s quarterly report for the period ended June 30, 2004 as required by Marketplace Rule 4310(c)(14) and has, therefore, failed to comply with requirements for continued listing. Accordingly, UPFC’s securities are subject to delisting from the Nasdaq National Market. UPFC is in the process of requesting a hearing before a Nasdaq Listing Qualifications Panel to review the Nasdaq Staff Determination, although there can be no assurance that the Panel will grant UPFC’s request for continued listing. In addition, UPFC is taking action to remedy the listing deficiency by continuing to work with its auditors to complete appropriate procedures necessary to restate and refile its financials and file its quarterly report for the period ended June 30, 2004 by September 3, 2004, although no assurance can be given that they will be filed at that time.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) Financial statements of businesses acquired.

(b) Pro forma financial information.

(c) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 27, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United PanAm Financial Corp.
(Registrant)
Date August 30, 2004
/s/ Ray Thousand
Ray Thousand
President and Chief Executive officer

*	Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 27, 2004